ARISTOTLE FUNDS SERIES TRUST (THE “TRUST”)
Supplement dated April 1, 2024 to the Prospectus and Statement of Additional Information (“SAI”) dated October 19, 2023, as may be supplemented and/or revised from time to time on behalf of the series of the Trust (the “Funds”).

Effective immediately, shares of Aristotle Core Equity Fund, Aristotle International Equity Fund, Aristotle Small Cap Equity Fund, Aristotle Value Equity Fund and Aristotle/Saul Global Equity Fund are offered in a separate Prospectus and SAI dated April 1, 2024.

Effective April 1, 2024, the Management Fee, Advisory Fee and Supervision and Administration Fee rates and contractual fee waivers for certain Funds have been changed as set forth below. All references to these Management Fee, Advisory Fee and Supervision and Administration Fee rates, and contractual fee waivers in the Prospectus and SAI are hereby revised to reflect the changes described herein.
Aristotle Core Income Fund: (i) the Fund’s Advisory Fee applicable to all share classes has been reduced from 0.50% to 0.40%; (ii) the Supervision and Administration Fee for Class A and Class C has been increased from 0.10% to 0.20%; and (iii) the Supervision and Administration Fee for Class I-2 has been increased from 0.05% to 0.15%. As a result, there has been no change to the Fund’s total Management Fee for Class A, Class C and Class I-2 and the total Management Fee for Class I has been reduced by 0.10%. In addition, the contractual fee waiver for Class I has been reduced from 0.55% to 0.45%.
Aristotle ESG Core Bond Fund: (i) the Fund’s Advisory Fee applicable to all share classes has been reduced from 0.38% to 0.35%; and (ii) the Supervision and Administration Fee for all share classes has been increased from 0.10% to 0.13%. As a result, there has been no change to the Fund’s total Management Fee for any share class.
Aristotle Floating Rate Income Fund: (i) the Fund’s Advisory Fee applicable to all share classes has been reduced from 0.62% to 0.55%; (ii) the Supervision and Administration Fee for Class A, Class C and Class I-2 has been increased from 0.13% to 0.20%; and (iii) the Supervision and Administration Fee for Class I has been increased from 0.05% to 0.12%. As a result, there has been no change to the Fund’s total Management Fee for any share class.
Aristotle High Yield Bond Fund: (i) the Fund’s Advisory Fee applicable to all share classes has been reduced from 0.60% to 0.50%; (ii) the Supervision and Administration Fee for Class A and Class C has been increased from 0.10% to 0.20%; and (iii) the Supervision and Administration Fee for Class I-2 has been increased from 0.10% to 0.15%. As a result, there has been no change to the Fund’s total Management Fee for Class A and Class C, the total Management Fee for Class I has been reduced by 0.10% and the total Management Fee for Class I-2 has been reduced by 0.05%. In addition, the contractual fee waiver for Class I has been reduced from 0.65% to 0.55% and has been reduced for Class I-2 from 0.70% to 0.65%.
Aristotle Short Duration Income Fund: (i) the Fund’s Advisory Fee applicable to all share classes has been reduced from 0.40% to 0.25%; (ii) the Supervision and Administration Fee for Class A and Class C has been increased from 0.10% to 0.25%; (iii) the Supervision and Administration Fee for Class I has been increased from 0.05% to 0.14%; and (iv) the Supervision and Administration Fee for Class I-2 has been increased from 0.10% to 0.24%. As a result, there has been no change to the Fund’s total Management Fee for Class A and Class C, the total Management Fee for Class I has been reduced by 0.06% and the total Management Fee for Class I-2 has been reduced by 0.01%. In addition, the contractual fee waiver for Class I has been reduced from 0.45% to 0.39% and has been reduced for Class I-2 from 0.50% to 0.49%.
Aristotle Small/Mid Cap Equity Fund: (i) the Fund’s Advisory Fee applicable to all share classes has been reduced from 0.70% to 0.65%; (ii) the Supervision and Administration Fee for Class A, Class C and Class I-2 has been increased from 0.20% to 0.25%; and (iii) the Supervision and Administration Fee for Class I has been increased from 0.15% to 0.20%. As a result, there has been no change to the Fund’s total Management Fee for any share class.

Aristotle Strategic Income Fund: (i) the Fund’s Advisory Fee applicable to all share classes has been reduced from 0.59% to 0.50%; (ii) the Supervision and Administration Fee for Class A, Class C and Class I-2 has been increased from 0.10% to 0.19%; and (iii) the Supervision and Administration Fee for Class I has been increased from 0.05% to 0.09%. As a result, there has been no change to the Fund’s total Management Fee for Class A, Class C and Class I-2 and the total Management Fee for Class I has been reduced by 0.05%. In addition, the contractual fee waiver for Class I has been reduced from 0.64% to 0.59%.

Effective April 1, 2024, the following revisions are made to disclosures in the Prospectus and SAI, as indicated:
The second paragraph under “Additional Summary Information - Purchase and Sale of Fund Shares” in the Prospectus is replaced with the following disclosure:
For Class A and Class C shares, the minimum initial investment is $1,000, and the minimum subsequent investment is $50. For Class I shares, the minimum initial investment is $500,000 for Institutional Investors, with no minimum for subsequent investments. Class I shares are only available to eligible investors. Class R6 shares generally have no minimum for initial or subsequent investments, except for certain institutional investors who purchase Class R6 shares directly with the Trust’s transfer agent for which the minimum initial investment is $1,000,000 with no minimum for subsequent investments. Class R6 shares are only available to eligible investors. No dealer compensation, marketing support payments, or sub-transfer agency fees are paid on Class I or Class R6 shares. There is no minimum initial or subsequent investment for Class I-2 shares, because they are generally only available to investors in fee-based advisory programs. Not all classes are available for direct investment for all Funds. The Trust reserves the right to waive or change minimum investment amounts at its discretion. The Trust and Foreside Financial Services, LLC, the distributor, and principal underwriter for the Trust (the “Distributor”), reserve the right to reject any request to buy shares.
The second paragraph under “Overview of the Share Classes - Share Class Eligibility - Class I Shares” in the Prospectus is replaced with the following disclosure:
Institutional Investors are corporations, employee benefit plans, foundations/endowments and managed account programs offered by broker-dealers, registered investment advisers, insurance companies, trust institutions and bank trust departments which charge an asset-based fee to their clients participating in those programs. In a managed account program, the financial intermediary typically charges each investor a single fee based on the value of the investor’s account in exchange for providing various services to that account (like management, brokerage and custody services). Asset-based fees for marketing support or account servicing are not available to be paid to intermediaries with respect to assets invested in Class I shares.
The paragraph under “Purchasing Shares - How to Purchase Shares - Class I Shares” in the Prospectus is replaced with the following disclosure:
Class I shares are generally offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers) who do not require payment from the Fund or its service providers, including the Adviser, for the provision of distribution, marketing support, administrative or shareholder retention services, except for networking and/or omnibus account fees. Investors in Class I shares, other than the individual investors noted above, may generally not purchase, exchange or redeem shares of the Fund directly from the Fund. Shares instead may be purchased, exchanged or redeemed only through such financial intermediaries. Class I shares made available through full service broker-dealers may be available through fee-based advisory relationships under which such broker-dealers impose additional fees for services connected to the account. Contact your financial intermediary or refer to your plan documents for instructions on how to purchase, exchange or redeem shares.
The paragraph under “Other Fund Information - Distribution and Servicing Arrangements - Unaffiliated financial intermediary payments” in the Prospectus is replaced with the following disclosure:
For all classes of shares, except for Class I shares and Class R6 shares, AIS or its affiliates may pay amounts from their own resources (up to 0.25% of account value, or a fixed dollar amount for each account, on an annual basis) to compensate or reimburse unaffiliated financial intermediaries for administrative services and transfer agency functions provided to certain shareholders of the Funds (to the extent the Trust does not pay for such costs directly) such as plans (and plan participants) or other omnibus accounts (and beneficial owners). These administrative services and transfer agency functions include, among other services, acting as shareholder of record, processing purchase and redemption orders, answering questions, establishing and maintaining individual account records (e.g., sub-accounting, cost basis reporting, beneficial owner account statements), and delivering account statements, applicable tax forms, and proxy materials to beneficial owners.

The second paragraph under “Distribution of Trust Shares - Distribution and Service Plan for Class A and Class C Shares” in the SAI is replaced with the following disclosure:
The Distributor makes distribution and servicing payments to selling group members, certain banks and other financial intermediaries in connection with the sale of Shares. In the case of Class C shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Distributor, except for Class A shares in cases where such shares are sold without a front-end sales charge (although the Adviser may pay brokers additional compensation in connection with sales of Class A shares without a sales charge). In the case of Class I shares and Class R6 shares, no dealer compensation, marketing support payments, or sub-transfer agency fees are paid from Fund assets on sales of Class I shares and Class R6 shares. Pursuant to the Distribution Agreement with the Trust, with respect to each Fund’s Shares, the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders.
The fifth paragraph under “Distribution of Trust Shares - Distribution and Service Plan for Class A and Class C Shares” in the SAI is replaced with the following disclosure:
In addition, the Adviser from time to time may pay marketing support or other fees or incentives to selected selling group members in connection with the sale or servicing of any class of shares of the Funds, except for Class I shares and Class R6 shares of the Funds. On some occasions, such bonuses, fees or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or all of the Funds together or a particular class of shares, during a specific period of time. The Trust, AIS or its affiliates may also pay selling group members and other intermediaries for transfer agency and other services provided through omnibus account arrangements or networked accounts.

Please retain this Supplement with your Prospectus and SAI for future reference.

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